EXHIBIT 24.1

                                POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Bel Fuse Inc. desire to authorize Daniel Bernstein, Robert H. Simandl and Colin Dunn to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel Bernstein, Robert H. Simandl and Colin Dunn, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 1,000,000 shares of the Class B Common Stock of Bel Fuse Inc. issuable pursuant to the Bel Fuse Inc. 2002 Equity Compensation Program, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 23rd day of May, 2002.

         SIGNATURES                                        TITLE
         ----------                                        -----

/s/ DANIEL BERNSTEIN                     President, Chief Executive Officer and
-------------------------------          Director
Daniel Bernstein


/s/ PETER GILBERT                        Director
-------------------------------
Peter Gilbert


/s/ JOHN S. JOHNSON                      Director
-------------------------------
John S. Johnson


/s/ HOWARD BERNSTEIN                     Director
-------------------------------
Howard Bernstein


/s/ JOHN F. TWEEDY                       Director
-------------------------------
John F. Tweedy


/s/ ROBERT H. SIMANDL                    Director
-------------------------------
Robert H. Simandl


/s/ COLIN DUNN                           Vice President of Finance and
-------------------------------          Chief Financial Officer
Colin Dunn